                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------

Date of Report (Date of earliest event reported)   January 21, 2003


                           Princeton Video Image, Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                         000-23415                     22-3062052
--------------------------------------------------------------------------------
(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



          15 Princess Road, Lawrenceville, New Jersey       08648
          ----------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (609) 912-9400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)
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Item 5. Other Events

On January 21, 2003, Princeton Video Image, Inc. issued the following press release:

PRINCETON VIDEO IMAGE ANNOUNCES RESIGNATION OF JOHN TORKELSEN FROM PVI'S BOARD OF DIRECTORS

LAWRENCEVILLE, N.J.--(BUSINESS WIRE)--Jan. 21, 2003--Princeton Video Image (Nasdaq:PVII), the global leader in virtual advertising and imaging solutions, announced today that John Torkelsen has resigned from the company's Board of Directors.

Torkelsen indicated that the reason for his resignation was recent litigation brought against him by the Small Business Administration (SBA).

"Over the past 8 years, since his group's initial investment in PVI, John has effectively served PVI in a number of important capacities," said Brown Williams, PVI's Founder and Chairman of the Board. "We understand his desire to concentrate on these current issues relating to another company, and wish a him a quick and satisfactory resolution."

PVI's Board of Directors has asked James Green, COO and acting CFO, to conduct a comprehensive search for a new head of the audit committee, which was previously chaired by Torkelsen.

About Princeton Video Image, Inc.

Princeton Video Image, Inc. (PVI) provides real-time virtual advertising, programming enhancements, virtual product integration and targeted interactive services for televised sports and entertainment events. PVI services the advertising industry with its proprietary, Emmy award-winning technology. Headquartered in New York City and Lawrenceville, New Jersey, PVI has offices in Los Angeles, Toronto, Tel Aviv, Sao Paulo and Mexico City. The company employs approximately 100 people worldwide.

Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to the need for additional financing, delisting from the Nasdaq National Market, market acceptance, integration of acquired businesses, dependence on strategic partners and third party sales, contractual restraints on use of Princeton Video Image's technology, a rapidly changing commercial and technological environment, competition, possible adverse regulations, intellectual property rights and litigation, and other risks identified in Princeton Video Image's filings with the Securities and Exchange Commission. Actual results, events or performance may differ materially. Princeton Video Image undertakes no obligation to publicly release the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

                                       ***
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Princeton Video Image, Inc.



                                    By:   /s/ James Green
                                        --------------------------------------
                                          James Green, President
                                           and Chief Operating Officer

Date:  January 28, 2003